EXHIBIT 99.1

                               UST-10 COVER SHEET
-------------------------------------------------------------------------------
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No.          02-23396                   Report Month/Year  11-02

Debtor            NETWORK COMMERCE, INC.
-------------------------------------------------------------------------------

INSTRUCTIONS: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.


The debtor submits the following with this monthly financial report:                                 Yes     No
-------------------------------------------------------------------------------------------------- -------- -----
UST-12         COMPARATIVE BALANCE SHEET, or debtor's balance sheet.                                 |X|     |_|
               The debtor's balance sheet, if used, shall include a breakdown of pre- and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.
-------------------------------------------------------------------------------------------------- -------- -----
UST-13         COMPARATIVE INCOME STATEMENT, OR DEBTOR'S INCOME STATEMENT.                           |X|     |_|

-------------------------------------------------------------------------------------------------- -------- -----
UST-14         SUMMARY OF DISBURSEMENTS                                                              |X|     |_|

-------------------------------------------------------------------------------------------------- -------- -----
UST-14         STATEMENT(S) OF CASH RECEIPTS AND DISBURSEMENTS
Continuation   A Continuation Sheet shall be completed for each bank account or
Sheets         other source of debtor funds and shall include a monthly
               bank statement and all supporting documents described in the
               instructions.                                                                         |X|     |_|
-------------------------------------------------------------------------------------------------- -------- -----
UST-15         STATEMENT OF AGED RECEIVABLES
               A detailed accounting of aged receivables shall be provided on, or in an              |X|     |_|
               attachment to, UST-15.
-------------------------------------------------------------------------------------------------- -------- -----
UST-16         STATEMENT OF AGED POST-PETITION PAYABLES
               A detailed accounting of aged post-petition payables shall be provided
               on, or in an attachment to, UST-16.                                                   |X|     |_|

-------------------------------------------------------------------------------------------------- -------- -----
UST-17         STATEMENT OF OPERATIONS
               When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or
               copy of debtor's bond for any change in insurance or bond coverage.                   |X|     |_|


-------------------------------------------------------------------------------
                             DEBTOR'S CERTIFICATION

I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature /s/ N. Scott Dickson                          Date 12/31/02

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

-------------------------------------------------------------------------------


Monthly Financial Report - Corporate or Partnership Debtor         Page 1 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                              NETWORK COMMERCE INC.
                            STATEMENTS OF OPERATIONS
                                 (in thousands)

                                                                      November
                                                                        2002
                                                                    ----------
                                                                    (unaudited)

Revenues ..................................................          $ 273,104
Cost of Revenues ..........................................             63,210
                                                                     ---------
Gross Profit ..............................................            209,894
                                                                     ---------
   Gross Profit % .........................................                 77%

 Operating expenses:
   Officer's Salaries .....................................             28,750
   Other Salaries/Direct labor ............................             77,450
   Employee Benefits/Payroll Taxes ........................             26,792
   Insurance ..............................................             21,106
   Rent ...................................................             61,230
   General & Administration ...............................            446,398

                                                                     ---------
Total operating expenses ..................................            661,726
                                                                     ---------
Loss from operations ......................................           (451,832)
                                                                     ---------
Nonoperating (expense) income:
   Other income ...........................................               --
   Interest income ........................................                190
   Interest expense .......................................             (1,385)
   Other ..................................................               (787)
   Gain (Loss) on Sale of Assets ..........................               --
                                                                     ---------
Total nonoperating (expense) income .......................             (1,982)
                                                                     ---------
Loss before Taxes .........................................           (453,814)
Income Taxes ..............................................               --
                                                                     ---------
Net loss (1) (2) ..........................................          $(453,814)
                                                                     =========

(1) Includes non-cash items including the following: Depreciation $54,171, insurance $20,656, deferred rent $45,277, property taxes $11,093, deferred compensation $154,344, software licenses $5,239, leases which will be reversed in November $90,362.

(2) Also includes $76,000 of expenses paid November 1, 2002 before bankruptcy petition was filed.

                              NETWORK COMMERCE INC.
                                 BALANCE SHEETS
                                 (in thousands)

                                                                   11/30/2002
                                                                  -------------
                                                                   (unaudited)
ASSETS
Current Assets:
     Cash, cash equivalents & ST Inv .....................        $     225,018
     Letter of Credit ....................................               57,292
     Accounts receivable, net ............................              386,453
     Marketable equity securities ........................                4,770
     Prepaid expenses ....................................              486,017
     Note receivable .....................................               10,843
                                                                  -------------
       Total current assets ..............................            1,170,393
                                                                  -------------
Property, Plant & Equipment:
     Real property/buildings .............................              272,630
     Equipment/software/furn & fix .......................           15,315,577
     Accumulated depreciation ............................          (14,673,282)
                                                                  -------------
       Total property, plant & equipment .................              914,925
                                                                  -------------
Deposits .................................................              412,208
Deferred domain names ....................................              166,409
Investments ..............................................              570,000
                                                                  -------------
TOTAL ASSETS .............................................        $   3,233,935
                                                                  =============


LIABILITIES AND SHAREHOLDERS EQUITY
Post-Petition Liabilities:
     Taxes payable .......................................        $       5,436
     Accounts payable ....................................               57,113
     Note payable.........................................
     Rents and leases payable ............................              180,104
     Payroll .............................................                7,131
     Misc ................................................                 (886)
                                                                  -------------
       Total post-petition liabilities ...................              248,898
                                                                  -------------

Pre-Petition Liabilities:
     Unsecured debt:
       Accounts payable ..................................            1,922,380
       Accrued liabilities ...............................            1,837,065
       CVI note payable ..................................            1,500,000
     Priority debt:
       Taxes .............................................              144,178
       Wages .............................................              135,165
       Other..............................................
     Undersecured debt ...................................            1,308,038
                                                                  -------------
       Total pre-petition liabilities ....................            6,846,826
                                                                  -------------

Other Liabilities:
     Deferred revenue ....................................            1,156,720
     Financed insurance ..................................               89,811
     Flexible spending plans .............................                1,381
                                                                  -------------

Total Liabilities ........................................            8,343,636
   Shareholders' Equity:
     Common stock ........................................          556,614,826
     Common stock - warrants .............................           18,248,590
     Deferred compensation ...............................           (1,069,481)
     Unrealized gain/loss ................................              (24,813)
     Accumulated deficit .................................         (578,878,823)
                                                                  -------------
   Total shareholders equity .............................           (5,109,701)
                                                                  -------------
Total liabilities and shareholders' equity ...............        $   3,233,935
                                                                  =============

                              NETWORK COMMERCE INC.
                          STATEMENT OF SOURCES AND USES
                                 (in thousands)

                                                                      November
                                                                        2002
                                                                      --------
                                                                     (unaudited)

Beginning cash balance .....................................            267,863
Sources of cash:
   Revenue .................................................            166,165
   Receivables .............................................             77,756
   Other ...................................................              7,232
                                                                       --------
     Total sources of cash .................................            251,153
                                                                       --------

Uses of cash:
   Accounts payable ........................................             76,229
   Bank fees and charge backs ..............................             12,169
   Payroll .................................................            101,628
                                                                       --------
     Total uses of cash ....................................            190,026
                                                                       --------

Total change in cash .......................................             61,127

Nov. 1 pre-petition accounts payable .......................           (109,278)
                                                                       --------
Ending cash balance ........................................            219,712
                                                                       ========

                                                 Case Number           02-23396
---------------------------------------------------------------------- --------
Debtor   NETWORK COMMERCE, INC.                  Report Mo/Yr           11-2002
---------------------------------------------------------------------- --------

                        UST-14, SUMMARY OF DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: BEFORE COMPLETING THIS PAGE, prepare a UST-14 CONTINUATION SHEET (see next page) for each bank account or other source of the debtor's funds. The disbursement total from each CONTINUATION SHEET will be used to complete this SUMMARY OF DISBURSEMENTS.

The debtor is responsible for providing accurate monthly disbursement totals for purposes of calculating its obligation pursuant to 28 U.S.C. ss. 1930 (a)(6) to pay statutory fees to the U.S. Trustee. The disbursement total encompasses all payments made by the bankruptcy estate during the reporting month, whether made directly by the debtor or by another party for the debtor. It includes checks written and cash payments for inventory and equipment purchases, payroll and related taxes and expenses, other operating costs, and debt reduction. It also includes payments made pursuant to joint check arrangements and those resulting from a sale or liquidation of the debtor's assets. The only transactions normally excluded from the disbursement total are transfers within the same reporting month between multiple debtor accounts.

A fee payment is due within 30 days after the end of each calendar quarter, or on April 30, July 31, October 31, and January 31, respectively. Because the amount billed is an estimate, the debtor is responsible for paying the correct statutory fee based on its actual disbursements for the calendar quarter, or portion thereof the debtor was in Chapter 11. Failure to pay statutory fees to the U.S. Trustee is cause for conversion or dismissal of the case. A copy of the statutory fee schedule may be found on the U.S. Trustee's website located at:

         www.usdoj.gov/ust/r18/s_home.htm (select Library page)

If you have questions about how to compute the disbursement total, please call the Bankruptcy Analyst assigned to your case at (206) 553-2000.
-------------------------------------------------------------------------------

Computation of Monthly Disbursement Total
------------------------------------------------------------------------------------ ------------------------

Total disbursements from Continuation Sheet(s)                                             319,317.74
------------------------------------------------------------------------------------ ------------------------

Cash payments not included in total above (if any)
------------------------------------------------------------------------------------ ------------------------

Disbursements made by other parties for the debtor (if any, explain)
------------------------------------------------------------------------------------ ------------------------
                                                                                           319,317.74
TOTAL DISBURSEMENTS THIS MONTH FROM ALL SOURCES
------------------------------------------------------------------------------------ ------------------------

At the end of this reporting month, did the debtor have any delinquent statutory fees owing to the U.S. Trustee?

Yes  |_|      No  |X|      If "yes," list each quarter that is delinquent and
                           the amount due.


-------------------------------------------------------------------------------


   (UST-14 CONTINUATION SHEETS, with attachments, should follow this page.)

Monthly Financial Report - Corporate or Partnership Debtor         Page 5 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657171

------------------------------------------------------- -----------------------

Purpose of this account (select one):
|X|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |_| Other (explain)

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                     243,188.19
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                    311,399.01
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                          30,465.11
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            585,052.31
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                     380,966.84
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                              1,513.96
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------

Adjustments, if any (explain)           ADP Adjustment                                        (113.81)
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                        202,457.70
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                   (UST-14 CONTINUATION SHEET, Number 1 of 8

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          600003446

------------------------------------------------------- -----------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Investment Account

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                      31,194.30
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                     69,363.03
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                               0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            100,557.33
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                     102,290.15
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                                  0.00
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
                                    Interest = 17.62
Adjustments, if any (explain)       10/31 Deposit in transit = 5703.40                       5,721.02
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                          3,988.20
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                   (UST-14 CONTINUATION SHEET, Number 8 of 8

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657288

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Checking

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                        0.00
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                       0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                            0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                  0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                               0.00
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                        0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                               0.00
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------

Adjustments, if any (explain)                                                                 0.00
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                           0.00
------------------------------------------------------------------------------------ ------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

------------------------------------------------------------------------------------- -----------------------

                   (UST-14 CONTINUATION SHEET, Number 2 of 8

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1892013861

-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Checking

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                     (12,026.73)
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                    196,658.67
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                               0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            184,631.94
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                           0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                            197,533.67
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
                                 Checks cut in Oct, cashed in Nov = 12,026.73
Adjustments, if any (explain)    Checks outstanding as of 11/30 = 875.00                    12,901.73
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                              0.00
------------------------------------------------------------------------------------ ------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                   (UST-14 CONTINUATION SHEET, Number 3 of 8

Accounts Payable

Vendor Payment Activity-Summary


Tran No                         Tran Date    Vendor                                              Tran Amt HC
0000028714      APSC-0002824    11/1/02      MerrillPlace  Merrill Place  LLC                      15,100.00
0000028715      APSC-0002824    11/1/02      wenzelpete    Peter A. Wenzel, A Professional Corp.    1,200.00
0000028717      APSC-0002834    11/1/02      WolpertCharl  Charles Wolpert                          1,000.00
0000028716      APSC-0002825    11/1/02      fennerchris   Christopher Fenner                       1,477.80
0000000000      APSC-0002826    11/1/02      worldcom4572  WorldCom 457291108                       7,500.00
0000000000      APSC-0002826    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.           10,000.00
0000000000      APSC-0002827    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.           10,000.00
0000000000      APSC-0002828    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.           10,000.00
0000000000      APSC-0002829    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.           10,000.00
0000000000      APSC-0002830    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.           10,000.00
0000000000      APSC-0002831    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.           10,000.00
0000000000      APSC-0002832    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.           10,000.00
0000000000      APSC-0002833    11/1/02      Cairncrosshe  Cairncross & Hempelmann, P.S.            5,000.00
0000000000      APSC-0002836    11/5/02      BirminghamT   Birmingham Thorson & Barnett, P.C.       8,000.00
0000028718      APSC-0002837    11/6/02      samsbarry     Barry Sams                                 540.00
0000028719      APSC-0002839    11/8/02      USpostalserv  US Postal Service                          250.00
0000028720      APSC-0002844    11/11/02     PacificParki  Pacific Parking                            185.00
0000000000      APSC-0002840    11/11/02     eNom, Inc.    eNom, Inc.                               5,000.00
0000028721      APSC-0002847    11/14/02     AFCO          AFCO, inc                               15,195.51
0000028725      APSC-0002847    11/14/02     KellyCecelia  Kelly, Cecelia                             700.00
0000000000      APSC-0002845    11/14/02     eNom, Inc.    eNom, Inc.                               5,000.00
0000028726      APSC-0002847    11/14/02     wellsfargosh  Wells Fargo Shareowner Services             55.00
0000028722      APMC-0000803    11/14/02     aicreditcorp  A. I. Credit Corporation                -5,741.04Reversal
0000028722      APSC-0002847    11/14/02     aicreditcorp  A. I. Credit Corporation                 5,741.04Reversed
0000028722      APMC-0000805    11/14/02     aicreditcorp  A. I. Credit Corporation                 5,741.04
0000028723       APSC-0002847   11/14/02     Flexplanserv  Flex-Plan Services, Inc.                   487.23
0000028724       APSC-0002847   11/14/02     galtmedia     Galtmedia                                  300.00
0000000000       APSC-0002848   11/15/02     VanguardGrou  Vanguard Group                           1,312.78
0000028727       APSC-0002849   11/18/02     Regenceblues  Regence BlueShield                      19,620.12
0000000000       APSC-0002850   11/19/02     eNom, Inc.    eNom, Inc.                               5,000.00
0000028730       APSC-0002851   11/20/02     VanguardGrou  Vanguard Group                             875.00
0000028731       APSC-0002851   11/20/02     WolpertCharl  Charles Wolpert                            400.00
0000028728       APSC-0002851   11/20/02     aicreditcorp  A. I. Credit Corporation                 5,741.04
0000028729       APSC-0002851   11/20/02     doubletree    Doubletree Hotels                          489.00
0000028732       APSC-0002852   11/21/02     WolpertCharl  Charles Wolpert                            200.00
0000000000       APSC-0002855   11/26/02     eNom, Inc.    eNom, Inc.                               7,500.00
0000000000       APSC-0002856   11/27/02     VanguardGrou  Vanguard Group                           1,317.43
0000028734       APSC-0002853   11/27/02     LamSteve      Lam, Steve                                 320.00
                                             Report Total:                                        185,506.95
Run Date:            12/13/2002      4:34:40 PM
Business Date:       12/13/2002                                                                                      Page  1

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657171
-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Insurance

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                     (6,741.23)
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                     4,625.53
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                              0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                    0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            (2,115.70)
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                          0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                             4,625.53
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
                              Checks outstanding 10/31, cleared in 11/02 = 4625.53
Adjustments, if any (explain) Checks outstanding 11/30/02 = 1353.50/GE Refund=762.20        6,741.23
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                             0.00
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts                |_|      |_|
         journal);
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                    (UST-14 CONTINUATION SHEET, Number 4 of 8

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657189
-------------------------------------------------------------------------------

Purpose of this account (select one):
|_|  General operating account
|X|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |_| Other (explain)

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                      12,217.64
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                    100,121.11
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                               0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            112,338.75
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                            104,322.59
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------
                              Checks cut in Oct, checks cashed in Nov = 2694.78
Adjustments, if any (explain) Outstanding Checks as of 11/30 = 4289.06                       6,983.84
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                         15,000.00
------------------------------------------------------------------------------------ ------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |X|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|

---------------------------------------------------------------------------------------- --------------------

                    (UST-14 CONTINUATION SHEET, Number 5 of 8

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891657239

------------------------------------------------------- -----------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) Lockbox

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                           0.00
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                      5,414.94
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                         220,688.14
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                     0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                            226,103.08
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                     214,812.26
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                             11,290.82
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------

Adjustments, if any (explain)                                                                    0.00
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                              0.00
------------------------------------------------------------------------------------ ------------------------
Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|


---------------------------------------------------------------------------------------- --------------------

                    (UST-14 CONTINUATION SHEET, Number 6 of 8

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                           UST-14, CONTINUATION SHEET
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

-------------------------------------------------------------------------------
INSTRUCTIONS: Prepare a CONTINUATION SHEET for each bank account or other source of the debtor's funds and attach supporting documents as indicated on the checklist below.
-------------------------------------------------------------------------------


------------------------------------------------------- -----------------------

Depository (bank) name                                  Comerica
Account number                                          1891659607
------------------------------------------------------- -----------------------

Purpose of this account (select one):
|_|  General operating account
|_|  General payroll account
|_| Tax deposit account (payroll, sales, gambling, or other taxes) |X| Other (explain) IDR Account

------------------------------------------------------------------------------------ ------------------------
Beginning cash balance                                                                        31.17
------------------------------------------------------------------------------------ ------------------------

         Add:              Transfers in from other estate bank accounts                        0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash receipts deposited to this account                             0.00
------------------------------------------------------------------------------------ ------------------------

                           Financing or other loaned funds (identify source)                   0.00
------------------------------------------------------------------------------------ ------------------------

Total cash available this month                                                               31.17
------------------------------------------------------------------------------------ ------------------------

         Subtract:         Transfers out to other estate bank accounts                         0.00
------------------------------------------------------------------------------------ ------------------------

                           Cash disbursements from this account                               31.17
                           (total checks written plus cash withdrawals, if any)
------------------------------------------------------------------------------------ ------------------------

Adjustments, if any (explain)                                                                  0.00
------------------------------------------------------------------------------------ ------------------------
Ending cash balance                                                                            0.00
------------------------------------------------------------------------------------ ------------------------

Does this CONTINUATION SHEET include the following supporting documents, as required:         Yes      No

o        A monthly bank statement (or trust account statement);                               |X|      |_|
o        A detailed list of receipts for that account (deposit log or receipts journal);      |_|      |_|
o        A detailed list of disbursements for that account (check register or
         disbursement journal); and,                                                          |_|      |_|
o        If applicable, a detailed list of funds received and/or disbursed by another
         party for the debtor.                                                                |_|      |_|


---------------------------------------------------------------------------------------- --------------------

                   (UST-14 CONTINUATION SHEET, Number 7 of 8

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                    UST-14, SUMMARY OF DISBURSEMENTS (contd.)

Payments on Pre-Petition Unsecured Debt (requires court approval)
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes |_| No |X|
If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment    Date of court
         Payee's name                 Nature of payment          Payment date      amount        approval
------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

Payments to Attorneys and Other Professionals (requires court approval)
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes |_| No |X| If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment    Date of court
     Professional's name           Type of work performed        Payment date      amount        approval
------------------------------- ------------------------------ ----------------- ------------ ---------------
------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

------------------------------- ------------------------------ ----------------- ------------ ---------------

Payments to an Officer, Director, Partner, or Other Insider of The Debtor
-------------------------------------------------------------------------------
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes |X| No |_| If "Yes", list each payment.
-------------------------------------------------------------------------------

                                                                                   Payment      Purpose of
         Payee's name            Relationship to Debtor          Payment date       amount        payment
------------------------------- ------------------------------ ----------------- ------------ ---------------
N. Scott Dickson                Acting CEO & CFO                   11/15/02       $7,291.67       Salary
------------------------------- ------------------------------ ----------------- ------------ ---------------
N. Scott Dickson                Acting CEO & CFO                   11/30/02       $7,291.67       Salary
------------------------------- ------------------------------ ----------------- ------------ ---------------
Joseph Shatara                  Sr. VP Ehost                       11/15/02       $7,083.33       Salary
------------------------------- ------------------------------ ----------------- ------------ ---------------
Joseph Shatara                  Sr. VP Ehost                       11/30/02       $7,083.33       Salary
-------------------------------------------------------------------------------------------------------------

INSTRUCTIONS: Use the last column to describe the purpose of each payment, such as gross wages or salary, reimbursement for business expenses, loan repayment, advance, draw, bonus, dividend, stock distribution, or other reason for the payment (explain).
-------------------------------------------------------------------------------

Monthly Financial Report - Corporate or Partnership Debtor         Page 6 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                      UST-15, STATEMENT OF AGED RECEIVABLES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete all portions of UST-15, STATEMENT OF AGED RECEIVABLES, unless the debtor asserts the following two statements are true for this reporting month:

1) At the beginning of the reporting month, the debtor did not have any uncollected receivables from prior months which includes both pre-petition and post-petition accounts receivable; and,
2) During the reporting month, the debtor did not have any receivables activity, including the accrual of new accounts receivable, or the collection or writeoff of accounts receivable from prior months.

Check here |_| if the debtor asserts that both statements are correct and skip to UST-16, STATEMENT OF POST-PETITION PAYABLES, on the next page.
-------------------------------------------------------------------------------

Accounts Receivable Aging

----------------- -------------- --------------- -------------- -------------- --------------- --------------
                   Balance at       Current        Past due       Past due        Past due     Uncollectible
                    month end       portion       31-60 days     61-90 days     over 90 days    receivables
----------------- -------------- --------------- -------------- -------------- --------------- --------------
Pre-petition       2,160,195.29      157,003.42         178.49      18,265.95         4371.11   1,980,376.32
receivables
----------------- -------------- --------------- -------------- -------------- --------------- --------------
Post-petition        114,668.78      114,668.78              0              0               0              0
receivables
----------------- -------------- --------------- -------------- -------------- --------------- --------------
TOTALS             2,274,864.07      271,620.20         178.49      18,265.95        4,371.11   1,980,376.32
----------------- -------------- --------------- -------------- -------------- --------------- --------------


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due.

Email, phone calls, collection agencies, sending pre-paid overnight envelopes to customer(s).
-------------------------------------------------------------------------------
Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor? If yes, explain.

Yes, Notes from prior acquisitions = 132,700
     Loans to former officers = 454,696

-------------------------------------------------------------------------------

Accounts Receivable Reconciliation
---------------------------------------------------------- --------------------------------------------------
Closing balance from prior month                                            2,250,616.53
---------------------------------------------------------- --------------------------------------------------
New accounts receivable added this month                                      272,898.18
---------------------------------------------------------- --------------------------------------------------
Subtotal                                                                    2,523,514.71
---------------------------------------------------------- --------------------------------------------------
Less accounts receivable collected                                            248,650.64
---------------------------------------------------------- --------------------------------------------------
Closing balance for current month                                           2,274,864.07
---------------------------------------------------------- --------------------------------------------------

Monthly Financial Report - Corporate or Partnership Debtor         Page 7 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

11-30-2002 A/R Detail

---------------------------------------------------------------------------------------------------------------------------------
             ACCOUNT NAME                  Balance        Current     Over 30 Days   Over 60 Days   Over 90 Days  Uncollectible
---------------------------------------------------------------------------------------------------------------------------------
Accudata America                       $675.00        $75.00         $600.00        $0.00          $0.00         $0.00
Adteractive                            $7,443.50      $7,445.50      -$2.00         $0.00          $0.00         $0.00
The Affinity Group                     $140.00        $0.00          $0.00          $0.00          $0.00         $140.00
AFGMedia.com                           $275.00        $275.00        $0.00          $0.00          $0.00         $0.00
American Home Owners / RealHome.com    -$1,515.50     -$1,515.50     $0.00          $0.00          $0.00         $0.00
American Software Association          $40.00         $0.00          $0.00          $0.00          $0.00         $40.00
Apollo Group / University of Phoenix   $2,785.53      $0.00          $0.00          $0.00          $0.00         $2,785.53
Applied Semantics                      -$917.74       -$533.15       -$384.59       $0.00          $0.00         $0.00
Best Deals Magazine                    $20.00         $0.00          $0.00          $0.00          $0.00         $20.00
Beverly Collins                        $59.85         $0.00          $0.00          $0.00          $0.00         $59.85
BidBay.com                             $30,986.81     $0.00          $0.00          $0.00          $0.00         $30,986.81
Blunko Enterprises, LLC                $245.80        $0.00          $0.00          $0.00          $0.00         $245.80
BTB.com / Map Marketing                -$1,000.00     $0.00          -$1,000.00     $0.00          $0.00         $0.00
Capital Pros Network                   $0.00          $0.00          $0.00          $0.00          $0.00         $0.00
Cash Flow Circle                       $4,594.87      $4,594.87      $0.00          $0.00          $0.00         $0.00
CDF Media                              -$2,391.10     $0.00          -$535.56       -$324.29       $0.00         -$1,531.25
ClickforMail                           $100.00        $0.00          $0.00          $0.00          $0.00         $100.00
Click Zen                              $51.00         $0.00          $0.00          $0.00          $0.00         $51.00
Clutch Interactive                     -$500.00       $0.00          -$500.00       $0.00          $0.00         $0.00
Commodore Casino                       -$3,750.00     -$3,750.00     $0.00          $0.00          $0.00         $0.00
ConsumerInfo.com                       $464.00        $464.00        $0.00          $0.00          $0.00         $0.00
Content Watch Marketing                $150.00        $0.00          $0.00          $0.00          $0.00         $150.00
Date.com Inc.                          -$1,929.92     -$1,705.04     -$225.97       $0.00          $1.09         $0.00
Delightful Deliveries                  $750.00        $0.00          $0.00          $0.00          $0.00         $750.00
Digital River                          $92,209.17     $0.00          $0.00          $0.00          $0.00         $92,209.17
DirectQlick.com                        $125.80        $0.00          $0.00          $0.00          $0.00         $125.80
DirectSynergy                          $84.00         $0.00          $0.00          $0.00          $84.00        $0.00
Dotzoo                                 $2,890.00      $2,590.00      $300.00        $0.00          $0.00         $0.00
Drugstore.com                          $750.00        $0.00          $0.00          $0.00          $750.00       $0.00
EasyMail Interactive                   $192.00        $0.00          $0.00          $0.00          $0.00         $192.00
eDiets                                 $40.00         $0.00          $0.00          $0.00          $0.00         $40.00
eDynamic                               $12.00         $12.00         $0.00          $0.00          $0.00         $0.00
eHealthInsurance                       -$4,160.88     $0.00          $0.00          -$4,665.88     $0.00         $505.00
eLens.com                              $104.00        $0.00          $0.00          $0.00          $0.00         $104.00
Email Creation                         $1,250.00      $1,250.00      $0.00          $0.00          $0.00         $0.00
eNexiDirect                            $12,000.00     $0.00          $0.00          $0.00          $0.00         $12,000.00
EnterCasino.com (Tradal Ltd.)          $0.00          $0.00          $0.00          $0.00          $0.00         $0.00
eUniverse, Inc.                        $1,992.00      $728.00        $0.00          $1,125.00      $139.00       $0.00
Floragraph                             $99.45         $0.00          $0.00          $0.00          $0.00         $99.45
FlowersUSA.com                         $55.50         $0.00          $0.00          $0.00          $0.00         $55.50
FoundMoney.com                         $46.50         $46.50         $0.00          $0.00          $0.00         $0.00
Freeze.com                             $8,052.00      $6,963.00      $0.00          $1,089.00      $0.00         $0.00
FunnyMoney.com                         $1,164.00      $0.00          $0.00          $0.00          $0.00         $1,164.00
GiantRewards.com                       $1,009.65      $1,009.65      $0.00          $0.00          $0.00         $0.00


11-30-2002 A/R Detail (Contd.)

---------------------------------------------------------------------------------------------------------------------------------
             ACCOUNT NAME                  Balance        Current     Over 30 Days   Over 60 Days   Over 90 Days  Uncollectible
---------------------------------------------------------------------------------------------------------------------------------
GotMarketing.com Inc.                  -$324.86       $0.00          -$324.86       $0.00          $0.00         $0.00
Great Life Network                     $45.00         $0.00          $0.00          $0.00          $0.00         $45.00
HomeGain.com, Inc.                     $32.00         $0.00          $0.00          $0.00          $32.00        $0.00
iiiz, Inc.                             $0.00          $0.00          $0.00          $0.00          $0.00         $0.00
Impulse Marketing                      $416.25        $0.00          $0.00          $0.00          $0.00         $416.25
Infopia, Inc.                          $1,037.57      $0.00          $0.00          $0.00          $0.00         $1,037.57
In USA Group                           $5.00          $0.00          $0.00          $5.00          $0.00         $0.00
iWon.com                               $93.15         $0.00          $0.00          $0.00          $0.00         $93.15
Johnson Lane                           -$60.50        -$60.50        $0.00          $0.00          $0.00         $0.00
Jordan Publishing / Foreclosure World  -$3,600.00     -$3,600.00     $0.00          $0.00          $0.00         $0.00
Kabloom                                $1,000.00      $1,000.00      $0.00          $0.00          $0.00         $0.00
KoolTech / Sea Silver USA, Inc.        -$844.92       $0.00          -$812.85       -$32.07        $0.00         $0.00
Lead Click Media                       $13,992.66     $10,392.66     $0.00          $3,600.00      $0.00         $0.00
Limited Quantities                     $1,086.62      $0.00          $0.00          $1,086.62      $0.00         $0.00
Logika Corporation                     $270.74        $270.74        $0.00          $0.00          $0.00         $0.00
Lowermybills.com                       $598.31        $598.31        $0.00          $0.00          $0.00         $0.00
LowestCostRX.com / Low Cost Drugs, Inc.$592.76        $592.76        $0.00          $0.00          $0.00         $0.00
LuggagePoint.com                       $2,815.37      $0.00          $0.00          $0.00          $2,815.37     $0.00
Mal Dunn Associates, Inc.              $9,984.28      $0.00          $4,004.48      $4,770.21      $1,792.12     -$582.53
Media 67                               $6,265.19      $6,265.19      $0.00          $0.00          $0.00         $0.00
Media Resource Group                   $1,500.00      $750.00        $0.00          $750.00        $0.00         $0.00
Merchant Direct                        $3,098.07      $0.00          $2,348.07      $750.00        $0.00         $0.00
MindShare Interactive LLC              $8,190.50      $1,107.90      $0.00          $6,866.00      $189.60       $27.00
Mosaic UK Ltd.                         $20.00         $0.00          $0.00          $20.00         $0.00         $0.00
Netflip.com                            $32.00         $0.00          $0.00          $0.00          $0.00         $32.00
Nextiva                                $270.10        $215.10        $0.00          $55.00         $0.00         $0.00
NextWeb Media                          $609.80        $0.00          $0.00          $600.00        $0.00         $9.80
Next Generation Computers              $29.25         $0.00          $0.00          $0.00          $0.00         $29.25
Omaha Creative Group, Inc.             -$10.00        -$10.00        $0.00          $0.00          $0.00         $0.00
OptIn Inc.                             -$4,205.27     -$4,205.27     $0.00          $0.00          $0.00         $0.00
Orb, Inc.                              $320.00        $0.00          $0.00          $0.00          $0.00         $320.00
PayByCheck.com LLC                     $140.00        $0.00          $0.00          $0.00          $0.00         $140.00
PennMedia                              $328.13        $274.00        $0.00          $54.13         $0.00         $0.00
Perfume Emporium                       $90.00         $0.00          $0.00          $0.00          $0.00         $90.00
Persona, Inc.                          $722,800.26    $0.00          $0.00          $0.00          $0.00         $722,800.26
Planet of Music, Inc.                  $69,465.59     $0.00          $0.00          $0.00          $0.00         $69,465.59
ProClaim Media                         $276.08        $482.44        $0.00          -$206.36       $0.00         $0.00
Property Source                        $108.87        $108.87        $0.00          $0.00          $0.00         $0.00
QuickInks.com                          $770.00        $0.00          $0.00          $0.00          $770.00       $0.00
Quotes123.com                          $26.25         $0.00          $0.00          $0.00          $0.00         $26.25
ResponseBase. LLC                      -$150.74       $1,750.00      -$1,900.74     $0.00          $0.00         $0.00
Restoration Media Inc.                 -$1,032.12     $0.00          -$1,032.12     $0.00          $0.00         $0.00
RHC Direct, LLC                        $598.11        $0.00          $0.00          $2,868.18      -$2,270.07    $0.00
Rhinoceros, LLC                        $68.00         $0.00          $0.00          $0.00          $68.00        $0.00
ROI Network                            $1,060.03      $0.00          $1,060.03      $0.00          $0.00         $0.00

11-30-2002 A/R Detail (Contd.)

---------------------------------------------------------------------------------------------------------------------------------
             ACCOUNT NAME                  Balance        Current     Over 30 Days   Over 60 Days   Over 90 Days  Uncollectible
---------------------------------------------------------------------------------------------------------------------------------
SnapNames.com                          -$48.75        -$48.75        $0.00          $0.00          $0.00         $0.00
StoresOnline, Inc.                     $10,880.93     $10,880.93     $0.00          $0.00          $0.00         $0.00
Synergemail                            $4,205.62      $0.00          -$415.40       -$324.59       $0.00         $4,945.61
The Boulder Group                      $216.00        $0.00          $0.00          $0.00          $0.00         $216.00
Tranzact Media LLC                     $150.00        $150.00        $0.00          $0.00          $0.00         $0.00
Tree Classics                          $634.49        $1,634.49      -$1,000.00     $0.00          $0.00         $0.00
Unbeatabledeals.com                    $78.74         $0.00          $0.00          $0.00          $0.00         $78.74
WebAssured.com                         $0.00          $0.00          $0.00          $0.00          $0.00         $0.00
WebLoyalty.com Inc.                    $180.00        $0.00          $0.00          $180.00        $0.00         $0.00
Webstorm Media                         $24.00         $0.00          $0.00          $0.00          $0.00         $24.00
X10.com                                $2,032.00      $2,032.00      $0.00          $0.00          $0.00         $0.00

GiftSpot (GiftCertificates.com)        $66,400.00     $0.00          $0.00          $0.00          $0.00         $66,400.00
eLiberation.com (ePilot.com)           $62,599.72     $0.00          $0.00          $0.00          $0.00         $62,599.72
Surefire Reserve-500258                $83,767.86     $83,767.86     $0.00          $0.00          $0.00         $0.00
Surefire Reserve-400545                $15,825.96     $15,825.96     $0.00          $0.00          $0.00         $0.00
Ehost November Transactions            $112,704.68    $112,704.68    $0.00          $0.00          $0.00         $0.00

Hallmark                               $322,737.00                                                               $322,737.00
Discovery Communications               $12,580.00                                                                $12,580.00

Farid Tabibzadeh                       $341,022.00    $0.00          $0.00          $0.00          $0.00         $341,022.00
Shahab Emrani                          $113,674.00    $0.00          $0.00          $0.00          $0.00         $113,674.00
Joseph Shatara                         $71,857.00     $0.00          $0.00          $0.00          $0.00         $71,857.00
Michael Sculley                        $50,000.00     $0.00          $0.00          $0.00          $0.00         $50,000.00
uBarter - Adept Escrow                 $10,843.00     $10,843.00     $0.00          $0.00          $0.00         $0.00

                                       ------------------------------------------------------------------------------------------
                                       $2,274,864.07  $271,672.20    $178.49        $18,265.95     $4,371.11     $1,980,376.32
                                       ------------------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------------------
                                           Balance        Current     Over 30 Days   Over 60 Days   Over 90 Days  Uncollectible
                                       ------------------------------------------------------------------------------------------


                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                                 PART A - TAXES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete both pages of PART A - TAXES unless the debtor asserts the following statement is true for this reporting month:

         At the end of this reporting month, the debtor did not have any unpaid post-petition taxes which includes both current and delinquent tax obligations.

Check here |_| if the debtor asserts the statement is correct, and skip to PART B - OTHER PAYABLES on Page 10.
-------------------------------------------------------------------------------

Reconciliation of Unpaid Post-Petition Taxes
------------------------------- --------------------- ----------------- ------------------- ------------------
         Type of tax                    (1)                 (2)                (3)                 (4)

                                                       Post-petition                             Unpaid
                                       Unpaid          taxes accrued    Post-petition tax     post-petition
                                post-petition taxes      this month       payments made      taxes at end of
                                     from prior             (new          this reporting     reporting month
                                  reporting month       obligations)          month         (Column 1+2-3=4)
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                Federal Taxes
------------------------------- --------------------- ----------------- ------------------- ------------------
Employee withholding taxes              0.00             16,138.95          16,138.95                    0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
FICA/Medicare--Employee                  0.00              3,775.99           3,775.99                    0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
FICA/Medicare--Employer                  0.00              3,775.96           3,775.96                    0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Unemployment                            0.00              <29.67>            <29.67>                     0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                State Taxes
------------------------------- --------------------- ----------------- ------------------- ------------------
Dept. of Revenue                        0.00              4,096.56             0.00                  4,096.56
------------------------------- --------------------- ----------------- ------------------- ------------------
Dept. of Labor & Industries             0.00               205.65              0.00                    205.65
------------------------------- --------------------- ----------------- ------------------- ------------------
Empl. Security Dept.                    0.00               482.76             482.76                     0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                Other Taxes
Local city/county                       0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Gambling                                0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Personal property                       0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Real property                           0.00
------------------------------- --------------------- ----------------- ------------------- ------------------
Other
Seattle B&O                             0.00              1,133.38             0.00                  1,133.38
------------------------------- --------------------- ----------------- ------------------- ------------------
                                                          Total Unpaid Post-Petition Taxes  $        5,435.59
------------------------------------------------------------------------------------------- ------------------


Monthly Financial Report - Corporate or Partnership Debtor         Page 8 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                             PART A - TAXES (contd.)

Delinquent Tax Reports and Tax Payments
----------------------- ------------------------- --------------------- --------------------- ---------------
    Taxing agency         Tax reporting period      Report due date       Payment due date      Amount due
----------------------- ------------------------- --------------------- --------------------- ---------------
                                                                                                    0
----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

----------------------- ------------------------- --------------------- --------------------- ---------------

-------------------------------------------------------------------------------
Explain the reason for any delinquent tax reports or tax payments:
-------------------------------------------------------------------------------


Monthly Financial Report - Corporate or Partnership Debtor         Page 9 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                             PART B - OTHER PAYABLES

-------------------------------------------------------------------------------

INSTRUCTIONS: Complete both pages of PART B - OTHER PAYABLES unless the debtor asserts that this statement is true for this reporting month:

         Except for taxes and professional fees disclosed in PART A and PART C of this report, respectively, the debtor has no other unpaid post-petition payables from the current reporting month, or from any prior reporting months.

Check here |_| if the debtor asserts the statement is correct, and skip to PART C - ESTIMATED PROFESSIONAL FEES on Page 12.
-------------------------------------------------------------------------------

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)
--------------------------------------------------------------------------- ---------------------------------
Closing balance from prior month                                                              0.00
--------------------------------------------------------------------------- ---------------------------------
New payables added this month                                                           313,446.04
--------------------------------------------------------------------------- ---------------------------------
         Subtotal                                                                       313,446.04
--------------------------------------------------------------------------- ---------------------------------
Less payments made this month                                                            76,229.15
--------------------------------------------------------------------------- ---------------------------------
Closing balance for this reporting month                                                237,216.89
--------------------------------------------------------------------------- ---------------------------------

Breakdown of Closing Balance by Age
--------------------------------------------------------------------------- ---------------------------------
Current portion                                                                         115,154.49
--------------------------------------------------------------------------- ---------------------------------
Past due 1-30 days                                                                      122,062.40
--------------------------------------------------------------------------- ---------------------------------
Past due 31-60 days
--------------------------------------------------------------------------- ---------------------------------
Past due 61-90 days
--------------------------------------------------------------------------- ---------------------------------
Past due over 90 days
--------------------------------------------------------------------------- ---------------------------------
Total                                                                       $           237,216.89
--------------------------------------------------------------------------- ---------------------------------


For accounts payable more than 30 days past due, explain why payment has not been made:
-------------------------------------------------------------------------------

Monthly Financial Report - Corporate or Partnership Debtor        Page 10 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                        PART B - OTHER PAYABLES (contd.)

-------------------------------------------------------------------------------
INSTRUCTIONS: List each post-petition payable delinquent more than 30 days. Alternatively, attach the debtor's accounts payable aging report if the report:
1) clearly separates pre-and post-petition accounts payable, and, 2) identifies each delinquent payable by vendor's name, invoice date, invoice amount, and payment due date.
-------------------------------------------------------------------------------

Delinquent Post-Petition Payables (excluding taxes and professional fees)
---------------------------- -------------------------- -------------------------- --------------------------
Vendor name                        Invoice date              Invoice amount            Payment due date
---------------------------- -------------------------- -------------------------- --------------------------
N/A
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------

Monthly Financial Report - Corporate or Partnership Debtor        Page 11 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                   UST-16, STATEMENT OF POST-PETITION PAYABLES
                      PART C - ESTIMATED PROFESSIONAL FEES

-------------------------------------------------------------------------------
INSTRUCTIONS: Report only post-petition professional fees and expenses. To the extent possible, use billing statements to report the actual amounts due. If billing statements are not available, use the best information available to estimate the fees and costs.
-------------------------------------------------------------------------------


                                                                             Fees and         Total estimated
                                Amount of retainer   Fees and expenses    expenses added     fees and expenses
Type of professional              (if applicable)    from prior months      this month          at month end
------------------------------- -------------------- ------------------- ------------------ ---------------------
Debtor's counsel                      75,000                 0                44,000              44,000
------------------------------- -------------------- ------------------- ------------------ ---------------------
Debtor's accountant
------------------------------- -------------------- ------------------- ------------------ ---------------------
Debtor's other professional
------------------------------- -------------------- ------------------- ------------------ ---------------------
Trustee's counsel
------------------------------- -------------------- ------------------- ------------------ ---------------------
Creditors' Committee Counsel
------------------------------- -------------------- ------------------- ------------------ ---------------------
Creditors' Committee other
------------------------------------------------------------------------------------------- ---------------------
Total estimated post-petition professional fees and costs                                   $     44,000
------------------------------------------------------------------------------------------- ---------------------

Monthly Financial Report - Corporate or Partnership Debtor        Page 12 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                         UST-17, STATEMENT OF OPERATIONS

INSTRUCTIONS:  Answer each question fully and attach additional sheets if necessary to provide a         Yes    No
complete response.
-------------------------------------------------------------------------------------------------------- ----- ------

Question 1 - Sale of Debtor's Assets. Did the debtor, or another party on behalf of the debtor, sell,  transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold
at auction, attach a copy of the auctioneer's report.                                                    |_|   |X|

-------------------------------------------------------------------------------------------------------- ----- ------
Question 2 - Financing. During the reporting month, did the debtor receive any funds from an outside funding source? If yes, indicate the source of
funds, date paid to debtor, dollar amount, and date of court approval.                                   |_|   |X|
-------------------------------------------------------------------------------------------------------- ----- ------
Question 3 - Insider Loans. During the reporting month, did the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar
amount, and date of court approval.                                                                      |_|   |X|
-------------------------------------------------------------------------------------------------------- ----- ------
Question 4 - Insurance and Bond Coverage. Did the debtor renew or replace any insurance policies during this reporting month? If yes, attach a
certificate of insurance for each renewal or change in coverage.                                         |_|   |X|

Were any of the debtor's insurance policies canceled or otherwise terminated for
any reason during the reporting month? If yes, explain.                                                  |X|   |_|

AFCO - cancelled Nov. 19, reinstated Nov. 27.  November payment was late.

Were any claims made during this reporting month against the debtor's bond?
(Answer "No" if the debtor is not required to have a bond.) If yes,
explain.                                                                                                 |_|   |X|
-------------------------------------------------------------------------------------------------------- ----- ------


Monthly Financial Report - Corporate or Partnership Debtor        Page 13 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)

                                                                      ---------
                                                    Case Number       02-23396
                                                                      ---------
Debtor   NETWORK COMMERCE, INC.                     Report Mo/Yr      11-2002
--------------------------------------------------------------------- ---------

                    UST-17, STATEMENT OF OPERATIONS (contd.)

-------------------------------------------------------------------------------

Question 5 - Personnel Changes.  Complete the following:
                                                                               Full-time        Part-time
                                                                            ----------------- ---------------
Number of employees at beginning of month                                          40               1
                                                                            ----------------- ---------------
Employees added                                                                    1                0
                                                                            ----------------- ---------------
Employees resigned/terminated                                                      27               1
                                                                            ----------------- ---------------
Number employees at end of month                                                   14               0
                                                                            ----------------- ---------------

                                                             Gross Monthly Payroll and Taxes     $116,696
--------------------------------------------------------------------------------------------- ---------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month.

N/A
-------------------------------------------------------------------------------
Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan of reorganization.

The Debtor has finalized it's schedules and is assessing the extent of it's salable assets and claims against those assets. The Debtor is also beginning the formulation of a Plan and asset disposition strategies. The Debtor has achieved certain settlements of litigation claims and will be taking appropriate steps with regards to finalizing same.
-------------------------------------------------------------------------------

WHERE TO FILE A MONTHLY FINANCIAL REPORT: Local Bankruptcy Rule 2015-2(a) requires the debtor to file its monthly financial report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed pursuant to the Bankruptcy Code and to their authorized agents.

File the original  (select only one)            Send a copy to each of the following:
-------------------------------------------     ------------------------------------
For a chapter 11 case filed in Seattle, WA:      Office of the United States Trustee
                                                 600 Park Place Building
         United States Bankruptcy Court          1200 Sixth Avenue
         315 Park Place Building                 Seattle, WA  98101
         1200 Sixth Avenue
         Seattle, WA  98101
                                                 If applicable, each member of any committees
                                                 elected or appointed, and to their authorized
For a chapter 11 case filed in Tacoma, WA:       agents.

         United States Bankruptcy Court          Debtor's counsel.
         1717 Pacific Avenue, Suite 2100
         Tacoma, WA  98402


Monthly Financial Report - Corporate or Partnership Debtor        Page 14 of 14
United States Trustee - Western District of Washington       (Revised Aug. 2000)